SEMI-ANNUAL REPORT
                ----------------------------------------------

                                 JUNE 30, 1977



                        [Adams Express Company Logo](R)




                            BUILDING FOR THE FUTURE
                           WITH SOLID INVESTMENTS(R)





                THE ADAMS EXPRESS COMPANY
--------------------------------------------------------

Board of Directors

Enrique R. Arzac(3,4)           Augustine R. Marusi(1,3)
Leigh Carter(1,2)               W. Perry Neff(1,4)
Allan Comrie(1,3)               Douglas G. Ober(1)
Daniel E. Emerson(1,3)          Landon Peters(1,3)
Thomas H. Lenagh(2,4)           John J. Roberts
W.D. MacCallan(2,4)             Robert J.M. Wilson(2,4)


1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Committee

Officers

Douglas G. Ober                Chairman and
                                Chief Executive Officer
Joseph M. Truta                President
Richard F. Koloski             Executive Vice President
Richard B. Tumolo              Vice President--Research
Simeon F. Wooten, III          Vice President--Research
Lawrence L. Hooper, Jr.        Secretary and
                                General Counsel
Maureen A. Jones               Treasurer
R.M. Carlsson                  Assistant Treasurer
Geraldine H. Stegner           Assistant Secretary

                        ----------
                        Stock Data
                        ----------

Price (6/30/97)                          $23.25
Net Asset Value (6/30/97)                $27.64
Discount:                                 15.9%

New York Stock Exchange and Pacific Exchange ticker symbol: ADX
Newspaper stock listings are generally under the abbreviation: AdaEx

                 ---------------------
                 Distributions in 1997
                 ---------------------

From Investment Income                    $0.27
   (paid or declared)
From Net Realized Gains                    0.09
                                          -----
    Total                                 $0.36
                                          =====

           ---------------------------
           1997 Dividend Payment Dates
           ---------------------------

                  March 1, 1997
                  June 1, 1997
                  September 1, 1997
                  December 27, 1997*
            *Anticipated

[recycle logo] Printed on recycled paper

                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

We are pleased to submit the financial statements of the Company for the six months ended June 30, 1997, a schedule of investments and a list of principal changes in portfolio securities for the second quarter and the report of the independent accountants.

Net assets of the Company at June 30, 1997 were $27.64 per share as compared with $23.71 per share at December 31, 1996 on the 48,036,528 shares outstanding on each date. The total return on net assets (with reinvestment of income and capital gains distributions) for the period was 17.7%. On March 1, 1997, a distribution of $0.12 per share was paid consisting of $0.08 from 1996 long-term capital gain, $0.01 from 1996 short-term capital gain, $0.01 from 1996 investment income and $0.02 from 1997 investment income. All are taxable in 1997. A regular 1997 investment income dividend of $0.12 per share was paid to shareholders on June 1, 1997, and another $0.12 investment income dividend has been declared payable September 1, 1997 to shareholders of record August 18, 1997.

Net investment income for the six months ended June 30, 1997 amounted to $10,077,115, compared with $12,140,425 for the same period in 1996. These earnings are equal to $0.21 and $0.26 respectively, per share, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 1997 amounted to $45,721,265, the equivalent of $0.95 per share.

The Company is an internally managed equity fund whose investment policy is essentially based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.


By order of the Board of Directors,




/s/ Douglas G. Ober        /s/ Joseph M. Truta
-------------------        -------------------
Douglas G. Ober,           Joseph M. Truta,

Chairman and Chief         President
Executive Officer

July 18, 1997

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                 June 30, 1997


Assets
Investments* at value:
   Non-controlled affiliate, Petroleum & Resources
     Corporation (cost $22,153,015)                                  $   40,667,735
   Common stocks and convertible securities
     (cost $696,562,347)                                              1,245,798,565
   Short-term investments (cost $39,662,798)                             39,662,798   $1,326,129,098
-----------------------------------------------------------------------------------
Cash                                                                                         236,430
Receivables:
   Investment securities sold                                                                462,010
   Dividends and interest                                                                  1,918,701
Prepaid expenses and other assets                                                          3,669,711
----------------------------------------------------------------------------------------------------
      Total Assets                                                                     1,332,415,950
----------------------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                            1,055,937
Open option contracts at value (proceeds $681,014)                                         1,093,813
Accrued expenses                                                                           2,347,177
----------------------------------------------------------------------------------------------------
      Total Liabilities                                                                    4,496,927
----------------------------------------------------------------------------------------------------
      Net Assets                                                                      $1,327,919,023
====================================================================================================
Net Assets
Common Stock at par value $1.00 per share, authorized 75,000,000
 shares; issued and outstanding 48,036,528 shares                                      $  48,036,528
Additional capital surplus                                                               661,729,190
Undistributed net investment income                                                        5,044,930
Undistributed net realized gain on investments                                            45,770,236
Unrealized appreciation on investments                                                   567,338,139
----------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                           $1,327,919,023
====================================================================================================
      Net Asset Value Per Share of Common Stock                                               $27.64
====================================================================================================

*See Schedule of Investments on pages 6 through 8.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                         Six Months Ended June 30, 1997

Investment Income
   Income:
      Dividends:
         From unaffiliated issuers                                                                 $ 9,027,113
         From non-controlled affiliate                                                                 366,582
      Interest                                                                                       3,207,888
---------------------------------------------------------------------------------------------------------------
         Total income                                                                               12,601,583
---------------------------------------------------------------------------------------------------------------
   Expenses:
      Investment research                                                                            1,298,436
      Administration and operations                                                                    417,629
      Directors' fees                                                                                   91,350
      Reports and stockholder communications                                                           129,046
      Transfer agent, registrar and custodian expenses                                                 194,793
      Auditing services                                                                                 30,042
      Legal services                                                                                    21,600
      Occupancy and other office expenses                                                               99,983
      Travel, telephone and postage                                                                     94,849
      Other                                                                                            146,740
---------------------------------------------------------------------------------------------------------------
         Total expenses                                                                              2,524,468
---------------------------------------------------------------------------------------------------------------
         Net Investment Income                                                                      10,077,115
---------------------------------------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
   Net realized gain on security transactions                                                       45,629,619
   Net realized gain distributed by regulated investment company (non-controlled affiliate)             91,646
   Change in unrealized appreciation on investments                                                144,889,014
---------------------------------------------------------------------------------------------------------------
         Net Gain on Investments                                                                   190,610,279
---------------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                                                    $200,687,394
===============================================================================================================


                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 Six Months        Year Ended
                                                                             Ended June 30, 1997  Dec. 31, 1996
                                                                             -------------------  -------------
From Operations:
   Net investment income                                                         $ 10,077,115   $   24,237,044
   Net realized gain on investments                                                45,721,265       57,853,036
   Change in unrealized appreciation on investments                               144,889,014      113,359,376
---------------------------------------------------------------------------------------------------------------
      Change in net assets resulting from operations                              200,687,394      195,449,456
---------------------------------------------------------------------------------------------------------------
Dividends to Stockholders from:
   Net investment income                                                           (7,205,479)     (24,006,069)
   Net realized gain from investment transactions                                  (4,323,288)     (55,398,620)
---------------------------------------------------------------------------------------------------------------
      Decrease in net assets from distributions                                   (11,528,767)     (79,404,689)
---------------------------------------------------------------------------------------------------------------
From Capital Share Transactions:
   Value of common shares issued in payment of optional distributions                 -0-           36,484,715
---------------------------------------------------------------------------------------------------------------
      Total Increase in Net Assets                                                189,158,627      152,529,482
Net Assets:
   Beginning of period                                                          1,138,760,396      986,230,914
---------------------------------------------------------------------------------------------------------------
   End of period (including undistributed net investment
     income of $5,044,930 and $2,173,294, respectively)                        $1,327,919,023   $1,138,760,396
===============================================================================================================

The accompanying notes are an integral part of the financial statements.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments are valued at amortized cost. Options are valued at the last sale price or last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities including options, at June 30, 1997 was $758,984,808, and net unrealized appreciation aggregated $567,825,304, of which the related gross unrealized appreciation and depreciation were $579,458,330 and $11,633,026, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 1997 were $146,410,413 and $133,215,440, respectively. Option transactions comprised an insignificant portion of operations during the period ended June 30, 1997. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. No purchases were made during the six months ended June 30, 1997.

The Company has 10,000,000 unissued preferred shares without par value.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,050,000 shares of the Company's common stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender. Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Company during subsequent years. At the beginning of 1997, 396,175 options were outstanding at exercise prices of $7.570-$19.625. During the six months ended June 30, 1997, the Company granted options including stock appreciation rights for 7,935 shares of common stock with an exercise price of $20.25 per share. During the six months ended June 30, 1997 stock appreciation rights relating to 61,569 stock option shares were exercised at market prices of $20.250-$20.500 per share and the stock options relating to these rights, which had exercise prices of $8.005-$15.255 per share, were cancelled. In addition, stock options and stock appreciation rights relating to 17,597 shares, which had exercise prices of $15.165-19.535, were cancelled during the second quarter. At June 30, 1997, there were outstanding exercisable options to purchase 68,450 common shares at $7.4800-$17.1475 per share and unexercisable options to purchase 256,404 common shares at $13.195-$20.250 per share. Total compensation expense recognized for the six months ended June 30, 1997 related to the stock options and stock appreciation rights plan was $984,881. At June 30, 1997, there were 923,487 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last 36 months of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in mutual funds.

The actuarially computed net pension cost credit for the six months ended June 30, 1997 was $255,802, and consisted of service expense of $89,338, interest expense of $163,186, expected return on plan assets of $383,672, and a net amortization credit of $124,654.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted-average discount rate was 7.50%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 1997, the accumulated benefit obligation, including vested benefits, was $3,567,110. The fair value of the plan assets was $9,715,752 and the projected benefit obligation for service rendered to date was $4,475,562, which resulted in excess plan assets of $5,240,190. The remaining components of prepaid pension cost at January 1, 1997 included $2,029,896 in unrecognized net gain, $508,900 in unrecognized prior service cost and $623,224 is the remaining portion of the unrecognized

--------------------------------------------------------------------------------
net asset existing at January 1, 1987, which is being amortized over 15 years. Prepaid pension cost included in other assets at June 30, 1997 was $3,351,772.

In addition, the Company has a nonqualified unfunded benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at June 30, 1997 for employees and former employees of the Company was $2,202,433. Aggregate remuneration paid or accrued during the six months ended June 30, 1997 to officers and directors amounted to $1,668,920.

Research, accounting and other office services provided to and reimbursed by the Company's non-controlled affiliate, Petroleum & Resources Corporation, amounted to $252,275 for the six months ended June 30, 1997.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit, the value of which exceeds the market value of such loaned securities. The Company receives compensation for lending securities in the form of fees. The Company continues to receive dividends on the securities loaned. At June 30, 1997, the value of security loans outstanding was $22,472,838.




                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                           Six Months Ended
                                         ---------------------                  Year Ended December 31
                                         June 30,     June 30,     -------------------------------------------------
                                           1997         1996        1996       1995       1994      1993     1992
                                         --------    ---------      ----       ----       ----      ----     ----
Per Share Operating Performance
Net asset value, beginning of period      $23.71       $21.36      $21.36     $17.98     $19.78    $20.48    $20.21
--------------------------------------------------------------------------------------------------------------------

Net investment income                       0.21         0.26        0.52       0.50       0.51      0.48      0.46
Net realized gains and change in
   unrealized appreciation and other
   changes                                  3.96         1.57        3.55       4.54      (0.71)     1.18      1.43
--------------------------------------------------------------------------------------------------------------------
Total from investment operations            4.17         1.83        4.07       5.04      (0.20)     1.66      1.89
Less distributions
Dividends from net investment
   income                                  (0.15)       (0.21)      (0.52)     (0.52)     (0.50)    (0.45)    (0.46)
Distributions from net realized gains      (0.09)       (0.03)      (1.20)     (1.14)     (1.10)    (1.18)    (1.16)
--------------------------------------------------------------------------------------------------------------------
Total distributions                        (0.24)       (0.24)      (1.72)     (1.66)     (1.60)    (1.63)    (1.62)
Dilution resulting from the rights
   offering                                  --           --          --         --         --      (0.73)      --
Net asset value, end of period            $27.64       $22.95      $23.71     $21.36     $17.98    $19.78    $20.48
====================================================================================================================
Per share market price, end of period     $23.25      $19.125      $19.75     $18.50    $15.625   $17.875    $20.00

Total Investment Return
Based on market price                       19.0%         4.7%       16.4%      29.5%      (3.7)%    (2.7)%    14.1%
Ratios/Supplemental Data
Net assets, end of period (in 000's)  $1,327,919   $1,059,677  $1,138,760   $986,231   $798,298  $840,610  $696,925
Ratio of expenses to average
   net assets                               0.42%+       0.39%+      0.34%      0.46%      0.33%     0.36%     0.49%
Ratio of net investment income to
   average net assets                       1.67%+       2.36%+      2.30%      2.51%      2.65%     2.33%     2.30%
Portfolio turnover                         23.29%+      22.41%+     19.60%     23.98%     19.23%    21.40%    17.97%
Average brokerage commission rate          $0.06        $0.07       $0.07        --         --        --       --
Number of shares outstanding at
   end of period (in 000's)               48,037       46,166      48,037     46,166     44,390    42,498    34,027

+ Ratios presented on an annualized basis.

   This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                 June 30, 1997

                                         Prin. Amt.
                                         or Shares        Value(A)
                                         ----------       --------
Stocks And Convertible
   Securities -- 96.9%
 Basic Materials -- 3.1%
   Consolidated Papers, Inc.               100,000       $ 5,400,000
   du Pont (E.I.) de
      Nemours & Co.                        280,000        17,605,000
   Inco Ltd. 5.75% Conv.
      Debs. due  2004                   $4,000,000         4,710,000
   Olin Corp.                              350,000        13,671,875
                                                      --------------
                                                          41,386,875
                                                      --------------
 Capital Goods  -- 10.9%
   Boeing Co.                              198,400        10,527,600
   Caterpillar Inc.                        135,000        14,495,625
   Cemex, S.A. de C.V. 4.25%
      Conv. Sub. Debs. due 1997(B)      $4,000,000         3,950,000
   Deere & Co.                             270,000        14,816,250
   Dover Corp.                              92,500         5,700,313
   Emerson Electric Co.                     73,000         4,019,563
   General Electric Co.                    660,000        42,900,000
   The BFGoodrich Co.                      110,000         4,764,375
   Minnesota Mining &
      Manufacturing Co.                    200,000        20,450,000
   Pall Corp.                              450,000        10,462,500
   Rockwell International Corp.            215,000        12,738,750
                                                      --------------
                                                         144,824,976
                                                      --------------
 Consumer -- 15.1%
   Consumer Distribution -- 2.4%
   Borders Group, Inc. (C)                 490,000        11,821,250
   Dillard Department Stores, Inc.         200,000         6,925,000
   Penney (J.C.) Co., Inc.                 200,000        10,437,500
   Polo Ralph Lauren Corp. (C)             110,000         3,011,250
                                                      --------------
                                                          32,195,000
                                                      --------------
   Consumer Services  -- 2.8%
   Cracker Barrel Old Country
      Store, Inc.                          350,000         9,275,000+
   McDonald's Corp.                        315,000        15,218,438
   Scandinavian Broadcasting
      System SA 7.25% Conv. Sub.
      Debs. due 2005                    $3,000,000         3,000,000+
   Time Warner Inc.                        150,000         7,237,500
   US WEST Media Group, Inc. (C)           150,000         3,037,500
                                                      --------------
                                                          37,768,438
                                                      --------------


                                         Prin. Amt.
                                         or Shares        Value(A)
                                         ----------       --------
   Consumer Staples -- 9.9%
   CPC International Inc.                  127,500      $ 11,769,844
   Campbell Soup Co.                       380,000        19,000,000
   Coca-Cola Co.                           170,000        11,560,000
   Crown Cork &
      Seal Co., Inc.                       205,000        10,954,688
   Gillette Co.                            229,560        21,750,810
   Interstate Bakeries Corp.               180,000        10,676,250
   Kimberly-Clark Corp.                    340,000        16,915,000
   PepsiCo, Inc.                           320,000        12,020,000
   Procter & Gamble Co.                    115,000        16,243,750
                                                      --------------
                                                         130,890,342
                                                      --------------
 Energy -- 8.7%
   British Petroleum plc ADR               160,000        11,980,000
   Enron Corp. 6.25%
      Exch. Notes due 1998                 411,900         7,877,588
   Enron Corp.                             100,000         4,081,250
   MCN Energy Group Inc.                   400,000        12,250,000
   Mobil Corp.                             120,000         8,385,000
   Petroleum & Resources
      Corporation (D)                    1,145,570        40,667,735
   Royal Dutch Petroleum Co.               180,000         9,720,000
   Schlumberger Ltd.                        54,200         6,775,000
   Union Pacific Resources Group Inc.      275,102         6,843,162
   Unocal Capital Trust
     $3.125 Conv. Pfd.                     111,600         6,305,400+
                                                      --------------
                                                         114,885,135
                                                      --------------
 Financial -- 15.0%
   Banking -- 10.1%
   Associates First Capital Corp.
      Ser. A                               273,400        15,173,700
   Banc One Corp.                          300,000        14,531,250
   Federal Home Loan Mortgage Corp.        360,000        12,600,000
   Investors Financial Services Corp.      289,700        13,760,750+
   Mellon Bank Corp.                       330,000        14,891,250
   National City Corp.                      80,000         4,200,000
   Norwest Corp.                           330,000        18,562,500
   Peoples Heritage Financial Group        237,000         8,976,375+
   Provident Bankshares Corp.              137,812         5,736,425+
   Southwest Bancorp. of Texas, Inc. (C)   175,000         4,834,375
   Wachovia Corp.                          190,000        11,079,375
   Wilmington Trust Corp.                  210,000         9,607,500+
                                                      --------------
                                                         133,953,500
                                                      --------------

--------------------------------------------------------------------------------
                                 June 30, 1997

                                         Prin. Amt.
                                         or Shares        Value(A)
                                         ----------       --------
   Insurance -- 4.9%
   AMBAC Financial Group, Inc.             189,800      $ 14,495,975
   American International Group, Inc.      180,000        26,887,500
   Reinsurance Group of America, Inc.      199,900        11,494,250
   Salomon Inc. 7.625% Exch. Notes
      due 1999 (B)                         375,000        12,843,750
                                                      --------------
                                                          65,721,475
                                                      --------------
 Health Care -- 11.3%
   Drugs -- 6.7%
   ALZA Corp. (C)                          470,000        13,630,000
   Elan Corp., plc ADR (C)                 460,000        20,815,000
   Forest Laboratories, Inc. (C)           165,000         6,837,188
   Lilly (Eli) & Co.                       150,000        16,396,875
   Merck & Co., Inc.                       150,000        15,346,875
   SmithKline Beecham plc ADR              180,000        16,492,500
                                                      --------------
                                                          89,518,438
                                                      --------------
   Medical Supplies and Services -- 4.6%
   Abbott Laboratories                     240,000        16,020,000
   Allergan, Inc.                          151,300         4,813,231
   American Retirement Corp. (C)           151,100         2,682,025
   Beckman Instruments, Inc.               175,000         8,443,750
   Integrated Health Services, Inc.
      5.75% Conv. Sub. Debs. due 2001   $6,675,000         7,943,250
   Integrated Health Services, Inc.
      6% Conv. Sub. Debs. due 2003        $500,000           605,000
   Life Technologies, Inc.                 307,500         8,533,125+
   MedPartners Inc. (C)                    373,000         8,066,125
   ONCOR, Inc. (C)                         900,000         3,487,500
                                                      --------------
                                                          60,594,006
                                                      --------------
 Technology -- 15.9%
   Communication Equipment  -- 4.8%
   Ericsson (L.M.) Telephone Co. 4.25%
      Conv. Sub. Debs. due 2000           $120,000           630,000+
   Ericsson (L.M.) Telephone Co. ADR       440,000        17,325,000+
   Lucent Technologies Inc.                 64,816         4,670,803
   Motorola, Inc. LYONs due 2009          $650,000           906,750
   Motorola, Inc.                          160,000        12,180,000
   Nokia Corp. Pfd. ADR                    150,000        11,062,500
   Northern Telecom Ltd.                   190,000        17,290,000
                                                      --------------
                                                          64,065,053
                                                      --------------
   Computer Related -- 8.6%
   Cisco Systems, Inc. (C)                 215,000        14,431,875+
   Computer Sciences Corp.(C)              136,000         9,809,000
   DST Systems Inc. (C)                    400,000        13,325,000
   First Data Corp.                        343,980        15,113,621
   Hewlett-Packard Co.                     440,000        24,640,000
   QuickResponse Services, Inc. (C)        350,000        12,687,500+
   Sabre Group Holdings, Inc. (C)          455,000        12,341,875
   Sterling Commerce, Inc. (C)             344,657        11,330,599
                                                      --------------
                                                         113,679,470
                                                      --------------


                                         Prin. Amt.
                                         or Shares        Value(A)
                                         ----------       --------
   Electronics -- 2.5%
   Intel Corp.                              85,000      $ 12,054,063+
   Solectron Corp. (C)                     300,000        21,018,750
                                                      --------------
                                                          33,072,813
                                                      --------------
 Transportation -- 4.3%
   Delta Air Lines, Inc.                   150,071        12,399,616
   Federal Express Corp. (C)               260,000        15,047,500
   Illinois Central Corp.                  210,000         7,336,875
   Ryder System, Inc.                      400,000        13,200,000
   Union Pacific Corp.                     130,000         9,075,625
                                                      --------------
                                                          57,059,616
                                                      --------------
 Utilities -- 12.4%
   Electric And Gas Utilities-- 6.2%
   Black Hills Corp.                       370,000        10,545,000
   CINergy Corp.                           300,000        10,443,750
   DPL Inc.                                400,000         9,850,000
   Empresa Nacional de
      Electricidad, S.A. ADR               150,000        12,759,375
   LG&E Energy Corp.                       400,000         8,825,000
   Public Service Co. of Colo.             250,000        10,390,625
   TECO Energy, Inc.                       300,000         7,668,750
   United Water Resources Inc.             292,200         5,661,375
   Washington Gas Light Co.                257,000         6,457,125
                                                      --------------
                                                          82,601,000
                                                      --------------
   Telephone Utilities -- 6.2%
   AirTouch Communications (C)             200,000         5,500,000
   Ameritech Corp.                         155,000        10,530,313
   BellSouth Corp.                         220,000        10,202,500
   GTE Corp.                               250,000        10,968,750
   LCI International, Inc. (C)             460,000        10,120,000
   NEXTEL Communications, Inc. (C)         120,000         2,272,500
   SBC Communications Inc.                 200,000        12,375,000
   Tele Danmark A/S ADS                    260,000         6,792,500
   WorldCom, Inc. (C)                      420,000        13,440,000+
                                                      --------------
                                                          82,201,563
                                                      --------------
 Other -- 0.2%
   Stocks under accumulation                               2,048,600
                                                      --------------
 Total Stocks and Convertible
   Securities
   (Cost $718,715,362)(E)                             $1,286,466,300
                                                      --------------

--------------------------------------------------------------------------------
                                 June 30, 1997

                                         Prin. Amt.       Value(A)
                                         ----------       --------
Short-Term Investments -- 3.0%
   Certificates of Deposit -- 2.1%
   Fifth Third Bank, Cincinnati,
      5.51%, due 7/31/97               $ 7,400,000       $ 7,400,000
   Mercantile-Safe Deposit &
      Trust Co., 5.80%,
      due 7/3/97-7/10/97                10,000,000        10,000,000
   Wachovia Bank of Georgia N.A.,
      5.50%, due 7/10/97                10,000,000        10,000,000
                                                      --------------
                                                          27,400,000
                                                      --------------


                                         Prin. Amt.       Value(A)
                                         ----------       --------
   Commercial Paper -- 0.9%
   General Electric Capital Corp.,
      5.55-5.62%,
      due 7/7/97-7/17/97                $7,780,000      $  7,762,798
   USAA Capital Corp.,
      5.56%, due 7/1/97                  4,500,000         4,500,000
                                                      --------------
                                                          12,262,798
                                                      --------------
Total Short-Term Investments
   (Cost $39,662,798)                                     39,662,798
                                                      --------------
Total Investments
   (Cost $758,378,160)                                 1,326,129,098
   Cash, receivables and other
      assets, less liabilities                             1,789,925
                                                      --------------
Net Assets-- 100.0%                                   $1,327,919,023
                                                      ==============
================================================================================
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange or the Toronto Stock Exchange except restricted securities and also those marked (+), which are traded "Over-the-Counter."
(B) Restricted securities (Cemex, S.A. de C.V. 4.25% Conv. Sub. Debs. due 1997, acquired 9/28/94, cost $4,053,999, Salomon Inc. 7.625% Exch. Notes due 1999, acquired 5/8/96, cost $10,017,100).
(C) Presently non-dividend paying.
(D) Non-controlled affiliate.
(E) The aggregate market value of stocks held in escrow at June 30, 1997 covering open call contracts written was $15,191,313. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $15,312,500.



                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                                        Net         Dividends   Distributions
                                                                       Asset          from           from
                                                       Common          Value     Net Investment  Net Realized
                                     Value of          Shares           per          Income          Gains
Dec. 31                             Net Assets       Outstanding       Share        per Share      per Share
-------                             ----------       -----------       -----     --------------   -----------
1987...........................   $ 427,225,965      26,833,998       $15.92          $.78           $2.66
1988...........................     455,825,580      28,295,508        16.11           .50            1.32
1989...........................     550,091,129      29,982,939        18.35           .70            1.36
1990...........................     529,482,769      31,479,340        16.82           .66            1.06
1991...........................     661,895,779      32,747,497        20.21           .54            1.09
1992...........................     696,924,779      34,026,625        20.48           .46            1.16
1993...........................     840,610,252      42,497,665        19.78           .45            1.18
1994...........................     798,297,600      44,389,990        17.98           .50            1.10
1995...........................     986,230,914      46,165,517        21.36           .52            1.14
1996...........................   1,138,760,396      48,036,528        23.71           .52            1.20
June 30, 1997 .................   1,327,919,023      48,036,528        27.64           .27*            .09

--------------
*paid or declared.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------
                  During the Three Months Ended June 30, 1997

                                                              Shares or Principal Amount
                                                  -------------------------------------------------
                                                                                          Held
                                                   Additions        Reductions        June 30, 1997
                                                   ---------        ----------        -------------
American Retirement Corp.                            151,100                              151,100
Associates First Capital Corp. Ser. A                198,400                              273,400
Banc One Corp.                                       300,000                              300,000
Boeing Co.                                            99,200(1)                           198,400
Borders Group, Inc.                                  100,000                              490,000
British Petroleum plc ADR                             80,000(1)                           160,000
Cisco Systems, Inc.                                  215,000                              215,000
du Pont (E.I.) de Nemours & Co.                      140,000(1)                           280,000
DST Systems Inc.                                     225,000                              400,000
Enron Corp.                                          100,000                              100,000
Federal Express Corp.                                 50,000                              260,000
Forest Laboratories, Inc.                            165,000                              165,000
General Electric Co.                                 340,000(1)         20,000            660,000
Hewlett-Packard Co.                                  440,000(2)                           440,000
Interstate Bakeries Corp.                             50,000                              180,000
Investors Financial Services Corp.                    38,500            25,000            289,700
Kimberly-Clark Corp.                                 170,000(1)                           340,000
LCI International, Inc.                              125,000                              460,000
Mellon Bank Corp.                                    165,000(1)                           330,000
Mobil Corp.                                           60,000(1)                           120,000
Olin Corp.                                           222,800                              350,000
Polo Ralph Lauren Corp.                              110,000                              110,000
Provident Bankshares Corp.                             6,562(1)                           137,812
Royal Dutch Petroleum Co.                            135,000(1)                           180,000
Southwest Bancorp. of Texas, Inc.                     90,000                              175,000
United Water Resources Inc.                          292,200                              292,200
Bell Atlantic Corp.                                                    100,000              --
Cooper Industries, Inc. 7.05%
   Conv. Sub Debs. due 2015                                         $3,279,000              --
Electronic Data Systems Corp.                                          168,936              --
Itron, Inc.                                                            195,000              --
Sterling Software, Inc.                                                185,000              --
Verifone, Inc.                                                         476,000(3)           --

--------------
(1) By stock dividend or stock split.
(2) Received 1 share for each share of Verifone, Inc.
(3) 440,000 shares due to merger with Hewlett-Packard Co., 36,000 shares sold.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of

     THE ADAMS EXPRESS COMPANY:

     We have audited the accompanying statement of assets and liabilities of The Adams Express Company, including the schedule of investments, as of June 30, 1997, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months ended June 30, 1997 and the year ended December 31, 1996, and the financial highlights for the six months ended June 30, 1997 and 1996 and for each of the five years in the period ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adams Express Company as of June 30, 1997, the results of its operations, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



                                                       COOPERS  & LYBRAND L.L.P.


Baltimore, Maryland
July 8, 1997

                       DIVIDEND PAYMENT SCHEDULE AND THE
                      AUTOMATIC DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

The Company presently pays dividends four times a year, as follows: (a) Three interim investment income dividends on or about March, June and September 1st.
(b) A "year-end" payment consisting of the estimated balance of the net investment income for the year and the net realized capital gains earned through October 31st, payable in late December. Stockholders may elect to receive this payment in stock or cash. In connection with this payment, all stockholders of record are sent a dividend announcement notice and an election card in mid-November. The following options are available:

(1) Full shares of stock for the combined income dividend and capital gains distribution to the extent possible.

(2) Full shares of stock for the capital gains distribution to the extent possible. Fractional shares and the income dividend are paid in cash. Without a timely response, stockholders will be paid in accordance with this option.

(3) Both the income dividend and capital gains distribution in cash.

Stockholders holding shares in "street" or brokerage accounts may make one of the above elections by notifying their brokerage house representative.

Stockholders of record of Adams stock have two additional ways to increase their investment in the Company.

The Bank of New York's Automatic Dividend Reinvestment Plan provides that its participants' four distributions are automatically invested in additional shares of Adams common stock. New shares acquired are held on a book basis by the Bank.

Additionally, after the participants' first dividend is reinvested, they are eligible to make cash payments in any amount from $25.00.

The Bank provides participants with reinvestment confirmations after each dividend or cash payment. The Bank's fee for this service is 10% of the amount received up to a maximum of $2.50 for the interim dividend payments and cash payments. There is no charge for the "year-end" distribution.

The Bank's plan also provides for the deposit of certificate shares into the participant's "book share" account for a one-time charge of $5.00.

A brochure and enrollment card may be obtained by calling the Bank at (800) 432-8224 or by writing to:

                              The Bank of New York
                             Dividend Reinvestment
                                 P.O. Box 11258
                             Church Street Station
                               New York, NY 10277


                        --------------------------------
                                  Common Stock
                     Listed on the New York Stock Exchange
                            and the Pacific Exchange
              Transfer Agent, Registrar & Custodian of Securities
                              The Bank of New York
                            101 Barclay Street, 11E
                               New York, NY 10007
          The Bank's Shareholder Relations Department: (800) 432-8224
  The Company Office Address: Seven St. Paul Street, Suite 1140, Baltimore, MD
                                     21202
         The Company Office Telephone: (410) 752-5900 or (800) 638-2479
                       Counsel: Chadbourne & Parke L.L.P.
               Independent Accountants: Coopers & Lybrand L.L.P.